These materials are visual supplements to an oral presentation meant to illustrate points explained in the presentation, and as such, are inherently incomplete outside the context of the presentation. No persons should rely solely on these materials in making any judgment concerning Penford Corporation. Exhibit 99.1

FEBRUARY 2005 Nature. Science. Solutions.(tm)

Forward Looking Statements Any forward-looking statements regarding future events or the financial performance of the company are just predictions and actual events or results may differ materially. These forward-looking statements are subject to numerous risks and uncertainties. These include the performance of the economy as a whole and its impact on Penford's customers, customer acceptance of new products or technologies at less than anticipated rates, issues impacting customer demand or orders, increased competition, raw material costs, interest rate and energy cost volatility, and foreign exchange rate fluctuations. Please refer to the documents that we file from time to time with the Securities & Exchange Commission for a discussion of these and other risks and uncertainties. We do not undertake to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

A global leader in natural ingredient systems based on renewable raw materials for a wide variety of food and industrial applications. Penford Corporation

Penford Corporation Strategic focus on differentiating technologies and product applications that give customers advantages in their marketplace.

Auckland, NZ Corn Starch Mfg. Richland, WA Potato Starch Mfg. Tamworth, AUS Wheat Starch Mfg. Englewood, CO Corporate HQ Idaho Falls, ID Potato Starch Mfg. Plover, WI Potato Starch Mfg. Cedar Rapids, IA Corn Starch Mfg. Lane Cove, AUS Corn Starch Mfg. Facilities Overview

Senior Management Senior Management Tom Malkoski CEO Griffith Labs, Chiquita, P&G Steve Cordier CFO Sensient, IFF Randy Burns VP Supply Chain/OP Kraft, Nabisco, Cont. Baking Wallace Kunerth CSO Monsanto John Randall GM PFI Griffith Labs, KFC, Kraft Greg Keeley Pres. PPC Church&Dwight, GenCorp, Dow Rob Lowndes MD PAL Goodman Fielder, CSR

Vision to Build Shareholder Value

Natural Raw Materials

Science - Differentiating Technologies and Applications Technologies and Applications Technologies and Applications Technologies and Applications Technologies and Applications

Solutions - Deliver Value to Customers Solutions - Deliver Value to Customers Solutions - Deliver Value to Customers Solutions - Deliver Value to Customers

Nature. Science. Solutions. TM Segment Review

Penford Sales by Segment 2004 Sales Industrial Food Australia East 143612 47518 88256 Note: Australia excludes $872K of intercompany sales.

Penford Products Overview Headquarters/Facilities: Cedar Rapids, Iowa A leading supplier of specialty chemical starches to the paper and textile industries. textile industries. textile industries. textile industries. textile industries. textile industries. textile industries. textile industries. textile industries.

Penford Products Market Segments Printing & writing papers Corrugated Recycled news print Recycled paperboard Adhesives Textiles Animal nutrition De-icing additives Bio-packaging A leader in the U.S. production of value-added specialty ingredients serving the printing and writing segment of the paper industry.

Penford Food Ingredients (Areas of Commercial Focus) Specialty starches for food applications Protein applications Coarse ground meats Seafood Poultry Texturizing starches Tomato based products Sauces & gravies Dairy applications Pet food Non-GMO dextrose

Headquarters: Lane Cove, New South Wales Facilities: Lane Cove, New South Wales; Tamworth, New South Wales; and Auckland, New Zealand The leading Australian producer of a broad line of modified starches for food and industrial applications. A significant and growing platform in Asia. Penford Australia Overview

Penford Australia Market Segments Bakery Dairy Confections Beverage Soup, sauce & gravy Coatings Corrugated Recycled newsprint Customer Segments Branded manufacturers Processors Food Service Paper manufacturing Mining The sole producer of corn starch products in Australia and New Zealand. Manufactures products to enhance the quality of packaged food products. Starches also used in industrial applications.

Nature. Science. Solutions. TM Financial Review

Financial Overview by Segment 2002 2003 2004 Proportion Nov 30, 2003 Nov 30, 2004 Industrial 126.1 $ 140.6 $ 143.6 $ 51% 32.5 $ 35.1 $ Food 43.5 44.7 47.5 17% 11.9 12.3 Australia 61.9 77.2 88.3 32% 21.8 24.7 Consolidated 231.5 $ 262.5 $ 279.4 $ 100% 66.2 $ 72.1 $ * Australia excludes intercompany sales of $0.4MM, $0.5MM and $0.9MM for 2002, 2003 and 2004, respectively and $0.2MM and $0.5MM for the three months ended November 30, 2003 and 2004, respectively. 2002 2003 2004 Proportion Nov 30, 2003 Nov 30, 2004 Industrial 9.1 $ 9.5 $ 3.9 $ 29% 1.5 $ (4.4) $ Food 6.6 5.9 5.0 37% 1.9 1.4 Australia 4.5 4.8 4.6 34% 0.3 0.6 Corporate (7.1) (6.4) (5.9) NA (1.3) (1.6) Consolidated 13.1 $ 13.8 $ 7.6 $ 100% 2.4 $ (4.0) $ * Included in above are restructure charges of ($1.4MM) in 2002 and ($0.3MM) for the three months ended November 30, 2003. Industrial reflects strike-related costs of approx. $8.4MM, impacting Q4-FY04 and Q1-FY05. Three Months Ended Three Months Ended Sales Income (loss) from Operations Key P&L Figures (in MMs)

Cash Flow Highlights (in MMs) 2002 2003 2004 Nov 30, 2003 Nov 30, 2004 Net Income (loss) 3.8 $ 8.4 $ 3.7 $ 0.8 $ (3.8) $ Total D&A 17.8 17.7 17.7 4.4 4.3 Working Capital/Other 3.8 0.4 (1.0) 0.5 (1.5) Cash Flow from Operations 25.4 26.5 20.4 5.7 (1.0) Total CAPEX (7.4) (8.8) (15.5) (2.4) (1.9) Debt (Reduction) Borrowing (17.4) (21.0) (1.9) 2.3 2.0 Payment of Dividends (1.8) (1.9) (2.1) (0.5) (0.5) Ending Cash Balance 0.8 $ 5.7 $ 5.9 $ 10.4 $ 4.3 $ Three Months Ended

Penford Corporation Consolidated Debt (in MMs) Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q1 107 118 118 113 107 102 104 96 95 90 82 80 85 82 79 80.3 84.6 Q 4 Debt Reduction of 29% since Q3 2001. Increase in AUD$ has hindered debt reduction over the past 3 years. $0.53 Fx rate at Aug 31, 2001 $0.55 Fx rate at Aug 31, 2002 $0.64 Fx rate at Aug 31, 2003 $0.72 Fx rate at Aug 31, 2004 $0.78 Fx rate at Nov 30, 2004

Penford Corporation - Consolidated Review (in MMs) Q1 Q2 Q3 Q4 2001 4.19 1.613 1.693 3.241 2002 3.914 1.885 3.946 3.325 2003 4.106 3.515 3.12 3.089 2004 2.365 2.484 3.888 -1.161 2005 -3.991 Q1 Q2 Q3 Q4 2001 0.03 -0.11 -0.08 0.06 2002 0.16 0.02 0.18 0.13 2003 0.42 0.2 0.21 0.21 2004 0.1 0.12 0.26 -0.06 2005 -0.43 Included in the above (all items below are pretax): Q1 2001: $1.4 loss on early extinguishment of debt (EPS only). Q3 2001: restructuring charge of $0.3 MM and investment write-off of $0.5 MM (EPS only). Q4 2001: restructuring charge of $0.2 MM. Q2 2002: restructuring charge of $1.4 MM. Q4 2002: investment write-off of $0.5 MM (EPS only). Q1 2003: gain on sale of hi-maize business of $1.9 MM (EPS only). Q1 2004: restructuring charge of $0.3 MM and $0.7MM loss on early extinguishment of debt (EPS only). Q2 2004: restructuring charge of $0.5 MM. Q3 2004: restructuring charge of $0.4 MM. Q4 2004: restructuring charge of $0.2 MM Q4 2004 and Q1 2005: reflect approx. $8.4MM of strike-related costs at Penford's facility in Cedar Rapids, Iowa

Business Drivers Energy Continuing high natural energy costs Pace of price increase slowing Commodity Raw Materials Australian wheat costs close to average Australian corn costs remain above historical levels Chemicals Currency AUD exchange rate fluctuating Import/export pressure remains Freight Labor

Union Contract: Key Terms 5 year agreement vs. typical 2 or 3 year cycle 2% annual wage increase, 2 tier scale Pension plan closed to new hires Reduced vacation for new hires Retiree medical closed to new hires, 1/3 of active workers withdrawn Employee medical premiums double over life of contract, drug co-pay also increases Improved work rule flexibility

Nature. Science. Solutions. TM Penford Food Ingredients Review

Penford Food Ingredients Overview Headquarters: Englewood, Colorado Facilities: Plover, Wisconsin Richland, Washington, Idaho Falls, Idaho A rapidly emerging competitor in the food ingredients segment offering specialized properties that differentiate our products in the coatings, binders and texturizer categories.

Penford Food Ingredients USA Product Lines Modified Potato Starch Modified Dent Corn Starch Modified Tapioca Starch Starch Gel Resistant Starch Tapioca & Potato Dextrin Modified Waxy Starch High Amylose Starch Specialty Dextrose Specialty Dextrose

Penford Food Ingredients USA Product Applications Fat Replacement Soups, Sauces & Gravies Tortillas Imitation Cheese Asian Noodles Clear Coat Technology For French Fries Moisture Control Binders Clear Coat Technology For Poultry Clear Coat Technology For Meat Analogs For Meat Analogs For Meat Analogs

Penford Food Ingredients Specialty starches used to provide crispness, improved taste and texture, increased product life, reduced fat levels and improved color and consistency in foods. Market Segments Coating Systems Meats & Poultry Soup, Sauce & Gravy Bakery Confections Pharmaceuticals Customer Segments Restaurant chains Branded manufacturers Processors Food Service Food Service Food Service Food Service Food Service Food Service

Penford Food Ingredients Specialize in potato starch and coating technology Leading Share of Coating Market Contracted for largest share of of NA recovered potato starch Recognized leader in French Fry coating technology with 7 patents Most of the potato processors have two way contracts with Penford where as we buy their raw starch and they buy back the refined/modified starch

Penford Food Ingredients Proteins is our second largest business segment Poultry, Beef and Pork utilize PFI's starches to bind water and firm the texture Significant share of Protein Binder Market PenGel is a patented fat mimetic technology that can reduce the fat content of processed beef and pork by up to 50% without the loss of organoleptic properties

Penford Food Ingredients Dextrose is our third largest segment Penford produces a unique dextrose used by nutraceutical and pharmaceutical tableter's Recently introduced a non- GMO variety at a premium price for exporters to Europe, Asia and other countries concerned about this issue Penford is the only certified domestic producer of this ingredient

Penford Food Ingredients Soups, Sauces & Dairy This is our fourth largest category and fastest growing business segment Recently introduced PenTexture which is a texturized starch used in tomato and other pulpy sauces as a way to reduce cost Superior to other starches because of potato's cleaner flavor and improved color Imitation cheese is a rapidly growing segment as producers seek ways to reduce costs without the a loss in quality

Penford Food Ingredients Other areas of business interest Resistant starch PFI and PAL are producers of resistant starch We are diversifying into other areas of complex starch structures Human and Animal Health Specialized starch, fiber and biopolymers are an area of interest

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